REVISION AGREEMENT

To: FIRST SECURITY BANK OF NEW MEXICO, N.A., f/k/a FIRST NATIONAL BANK IN ALBUQUERQUE ALBUQUERQUE, NEW MEXICO

This Revision Agreement refers to a certain loan evidenced by a promissory note ("the Note") dated FEBRUARY 12, 1987, executed by Bowlin's Incorporated, a New Mexico corporation (the "Borrower"). The total principal amount of the Note is NINE HUNDRED THOUSAND AND NO/100 Dollars ($ 900,000.00), upon which interest is paid to May 16, 1995. The Note is secured by a [ x] real estate mortgage, [ ] deed of trust (the "Mortgage") executed by the Borrower and recorded in Book 253, page(s) 1403-1408, records of Torrance County, New Mexico. The Borrower hereby requests that you accept payment of the Note as follows:

         TO RENEW AND EXTEND THE PROMISSORY NOTE AND MORTGAGE AND ANY RENEWALS AND/OR EXTENSIONS THEREOF AS FOLLOWS:


The Bank has agreed to make an additional advance as contemplated by this encumbrance all of which together are evidenced by the note attached here to as schedule "A".

In further consideration this revision, the indebtedness evidenced by the Note is hereby acknowledged and admitted, and the Borrower jointly, severally, and unconditionally promises and agrees to pay the Note with interest thereon within the time and in the manner above provided, together with attorneys' fees, cost of collection, and any other sums secured by the Mortgage. In the event of default in the payment of any installment of principal or interest as either becomes due as herein provided or other event of default contained in any loan document, the entire unpaid balance of principal and interest shall, at the option of the holder of the Date, become due and payable without notice. In further consideration of this revision, presentment of the Note, demand for payment, protest, notice of protest, notice of dishonor, and notice of non-payment are hereby waived.

Any and all security for the indebtedness of the Borrower and the which is held by you, including the Mortgage, may be enforced by you concurrently or independently in such order as you may determine; and with reference to any such security in addition to the Mortgage, you may, without consent of or notice to any of the undersigned, exchange, substitute, or release such security without affecting the liability of any of the undersigned, and you may release any one or more parties hereto or to the Note, or permit the liability of said party or parties to terminate, without affecting the liability of any other party or parties.

This agreement is a revision only, and not a novation; and except as herein provided, all of the terms and conditions of the Mortgage shall remain in full force and effect.


Date: May 16, 1995

Bowlin's Incorporated
A New Mexico corporation
/s/ Michael L. Bowlin
----------------------------------------------      ----------------------------
By: M. L. Bowlin, President Borrower-Mortgagor


---------------------------------------------      -----------------------------



                   ACKNOWLEDGEMENTS AND ACCEPTANCE ON REVERSE

State of New Mexico

County of ______________________
This instrument was acknowledged before me on __________________________, 19___. By _____________________________________________________________________________

________________________________________________________________________________

My commission expires:                      ____________________________________
                                            Notary Public



State of New Mexico

County of Bernalillo
this instrument was acknowledged before me on May 16th, 1995.
By M.L. Bowlin, President
of Bowlin's Incorporate A New Mexico Corporation.
On behalf of the corporation.

My commission expires:                      /s/ Nina J. Poatz
                                            ------------------------------------
February 7, 1996                            Notary Public



State of New Mexico

County of ______________________
this instrument was acknowledged before me on __________________________, 19___. By _____________________________________________________________________________
of ____________________________________________________________________________.
On behalf of the partnership.

My commission expires:                      ____________________________________
                                            Notary Public



State of New Mexico

County of ______________________
this instrument was acknowledged before me on __________________________, 19___. By _____________________________________________________________________________
of_____________________________________________________________________________.


My commission expires:                      ____________________________________
                                            Notary Public

ACCEPTED:       FIRST SECURITY BANK OF NEW MEXICO, N.A.



BY:      ____________________________________________
         James J. Bertram, Vice President